Exhibit 99.1

System1 Strengthens Capital Structure and Reduces Total Debt Through Exchange Transaction With Lenders

•Secures new $150.0 million term loan with extended maturity to 2031, replacing $302.6 million existing outstanding term loan and revolver.
•Participation from all existing term loan and revolver lenders.
•Enhances long-term financial flexibility and supports strategic execution.
•Transaction expected to close in the third quarter of 2026, subject to shareholder approval.

LOS ANGELES, CA – June 1, 2026 – System1, Inc. (NYSE: SST) (“System1” or the “Company”), which operates flagship internet utilities including CouponFollow, MapQuest, and Startpage.com, and a best-in-class customer acquisition and marketing platform powered by artificial intelligence, today announced that on May 29, 2026, it entered into a comprehensive transaction including a debt exchange agreement with all of its existing term loan and revolver lenders (the “Lenders”) and a full settlement of all outstanding disputes with the Lenders.

Under the exchange agreement transaction, the Company will exchange its existing term loan facility, which currently has an outstanding principal balance of $252.6 million and a maturity date in July 2027, and its existing revolving credit facility, which has a balance of $50.0 million and a maturity date in January 2027, for a new $150.0 million term loan facility maturing in January 2031 held by the Lenders, the issuance of shares to the Lenders of convertible preferred stock with an aggregate initial stated value of $39.3 million, subject to redemption in January 2031, and a one-time cash payment to the Lenders in the aggregate amount of approximately $31.4 million.

Issuance of the convertible preferred stock remains subject to approval by System1 shareholders, which approval is a condition to the closing of the transaction. The Company expects the transaction to close in the third quarter of 2026 following its annual shareholder meeting, the timing of which will be announced at a later date.

“We are grateful to our lender group for their partnership and constructive engagement throughout this process,” said Michael Blend, Co-Founder, Chairman and Chief Executive Officer of System1. “This transaction materially strengthens our balance sheet and provides a long-term capital structure that supports the focus and discipline we are bringing to the business. We believe this agreement positions System1 to continue executing against our strategic priorities while creating long-term value for shareholders.”

“Through this exchange we have delivered on our commitment to strengthening our capital structure and improving leverage over time,” commented Tridivesh Kidambi, Chief Financial Officer of System1. “At the close of the transaction, we will have reduced our total indebtedness by over $160 million from the beginning of the year and extended our debt maturity cycle to 2031, with 100% lender participation. With the enhanced financial flexibility this transaction provides, we remain fully focused on executing on our strategic initiatives, driving meaningful growth and delivering long-term value to our shareholders.”

Management will host a conference call at 5:00 PM ET today to discuss the transaction. The live webcast and replay will be accessible on the Company’s Investor Relations website at ir.system1.com.

The Company has filed a Form 8-K with the Securities and Exchange Commission providing additional details regarding this transaction. The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Form 8-K and exhibits filed therewith.

About System1, Inc.

System1 operates flagship internet utilities including CouponFollow, MapQuest, and Startpage.com, and a best-in-class marketing platform powered by artificial intelligence, enabling third party publishers to monetize and maximize the value of user traffic across a wide range of advertising category verticals. For more information, visit www.system1.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results. Forward-looking statements include, but are not limited to, statements regarding System1 or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this press release should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this press release should also carefully review the “Risk Factors” and other information included in our Annual Report on Form 10-K for the fiscal year ending December 31, 2025, as well as our Form 10-Qs, Form 8-Ks and other reports filed with the Securities and Exchange Commission (the “SEC”) from time to time. Please refer to these SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance.

Such risks, uncertainties and assumptions include, but are not limited to: (1) our ability to maintain our key relationships with network partners and advertisers, including our monetization arrangements; (2) our ability to collect, process, effectively utilize and safely store the first party data that we obtain through our services; (3) the performance of our marketing platform; (4) changes in customer demand for our services and our ability to quickly adapt to such changes; (5) our ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (6) our ability to improve and maintain adequate internal control over financial reporting and remediate identified material weaknesses; (7) our ability to successfully source and complete acquisitions and to integrate the operations of companies System1 acquires; (8) our ability to raise financing in the future as and when needed or on market terms; (9) our ability to compete with existing competitors and the entry of new competitors in the market; (10) changes in applicable laws or regulations impacting the business in which we operate and our ability to maintain compliance with the various laws that our business and operations are subject to; (11) our ability to protect our intellectual property rights; (12) our integration of new and developing technologies, including the adoption of artificial intelligence and machine learning technologies; (13) substantial doubt about our ability to continue as a going concern; and (14) other risks and uncertainties indicated from time to time in our filings with the SEC. The foregoing list of factors is not exclusive.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this press release. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this press release, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. Forward-looking statements speak only as of the date they are made, and System1 does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information and Where to Find It

System1 may file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that System1 may file with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of System1. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about System1 and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by System1 will be available free of charge on System1’s Investor Relations website at ir.system1.com or by contacting System1 Investor Relations at ir@system1.com.

Certain Information Regarding Participants in the Solicitation

System1 and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of System1, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on May 19, 2025, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2026, and on the Company’s Investor Relations website at ir.system1.com. Information about the directors of the Company and other participants in the proxy solicitations will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

Investors:
System1 Investor Relations
ir@system1.com